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                       Securities and Exchange Commission

                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: December 31, 1998
                        (Date of earliest event reported)


                                Ceres Group, Inc.
             (Exact Name of Registrant as specified in its charter)


          Delaware                          0-8483                        34-1017531
          --------                          ------                        ----------
(State or other jurisdiction of    (Commission File Number)      (IRS Employer Identification
     Incorporation)                                                        Number)


          17800 Royalton Road, Strongsville, Ohio                44136
          ---------------------------------------                -----
          (Address of Principal Executive Offices)             (Zip Code)

                                 (440) 572-2400
                                 --------------
              (Registrant's telephone number, including area code)



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Item 5.    Other Events

         On December 31, 1998, Central Reserve Life Insurance Company (CRL), a subsidiary of Ceres Group, Inc., acquired Provident American Life and Health Insurance Company from Provident American Corporation (PAMC) for $5.4 million in cash. Funds for the acquisition were provided from CRL's working capital. In addition, CRL, in conjunction with Reassurance Company of Hannover (RCH), is assuming, through reinsurance, all the individual and small group health insurance in force at December 31, 1998 of Provident Indemnity Life Insurance Company, a subsidiary of PAMC, for approximately $10 million. CRL's portion of the reinsurance is 10% and RCH's is 90%. Attached is a press release as Exhibit 99.1, which is incorporated herein by reference.


Item 7.      Financial Statements and Exhibits

     (c)     Exhibits

             99.1 Press Release dated December 30, 1998, issued by Ceres Group, Inc.



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   January 11, 1999                CERES GROUP, INC.

                                        By:   /s/   Charles E. Miller, Jr.
                                            ------------------------------------
                                              Chief Financial Officer




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                                    EXHIBITS


                    Exhibit No.          Exhibit

                        99.1             Press Release dated December 30, 1998